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                                                               EXHIBIT 10.5


                              WAIVER AND AGREEMENT
                           RE SEPTEMBER FUNDINGS UNDER
                       UNIVERSAL SYNTHETIC LEASE FACILITY

         WAIVER AND AGREEMENT (this "Waiver and Agreement"), dated as of September 13, 2000, among UNIVERSAL COMPRESSION HOLDINGS, INC. (the "Guarantor"), UNIVERSAL COMPRESSION, INC. (the "Lessee"), WILMINGTON TRUST COMPANY, not in its individual capacity, but solely as Trustee of Universal Compression Trust (2000-1) under the Trust Agreement dated as of May 25, 2000 (the "Lessor"), BANKERS TRUST COMPANY, as Administrative Agent (the "Administrative Agent") and as Collateral Agent (the "Collateral Agent"), the financial institutions party to the Participation Agreement (referred to below) as Certificate Holders (the "Certificate Holders") and the financial institutions party to the Participation Agreement as Lenders (the "Lenders"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in Appendix A to the Participation Agreement referred to below.

                                   WITNESSETH:

         WHEREAS, the Guarantor, the Lessee, the Lessor, Wilmington Trust Company, in its individual capacity, (the "Trust Company"), the Administrative Agent, the Collateral Agent, the Certificate Holders and the Lenders, among others, are parties to the Participation Agreement, dated as of May 30, 2000 (as amended, modified or supplemented to, but not including, the date hereof, the "Participation Agreement"); and

         WHEREAS, the Lessee has requested that the Lessor, the Lenders and the Certificate Holders provide the waivers set forth herein and the Lessor and the undersigned Lenders and Certificate Holders have agreed to provide such waivers on the terms and conditions and in consideration of the covenants by the Lessee set forth herein;

         NOW, THEREFORE, it is agreed:

         1. With respect to a proposed funding under the Participation Agreement on September 15, 2000, or such later date in September 2000 as may be agreed by the Administrative Agent and the Lessee (the "First Proposed Funding" and the date of such funding, the "First Proposed Funding Date"), the Majority Lenders and Majority Certificate Holders parties hereto agree, subject to satisfaction of all of the conditions set forth in Section 2 hereof, as follows:

                  (a) the condition precedent that the Lessee deliver on or before September 7, 2000 a Certificate of Equipment pursuant to Section 3.1(b)(v) of the Participation Agreement is hereby waived;

                  (b) the condition precedent that the Lessee deliver on or before September 12, 2000 a Funding Notice pursuant to Section 3.1(b)(x) of the Participation Agreement is hereby waived;



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                  (c) the condition precedent that the Administrative Agent and
Lessor shall have received prior to the First Proposed Funding Date lien searches pursuant to Section 3.1(b)(xv) of the Participation Agreement is hereby waived; and

                  (d) the requirement that fundings under the Participation Agreement shall take place on the 30th of each calendar month is hereby waived.

         2. Each of the waivers set forth in Section 1 hereof shall be subject to satisfaction of each of the following conditions:

                  (a) the Lessee shall have delivered on September 13, 2000 a Certificate of Equipment that, but for the date of delivery, satisfies the requirements of Section 3.1(b)(v) of the Participation Agreement;

                  (b) the Lessee shall have delivered on September 14, 2000 a Funding Notice that, but for the date of delivery, satisfies the requirements of
Section 3.1(b)(x) of the Participation Agreement and includes wire instructions instructing the Collateral Agent to wire transfer the amounts to be advanced by the Certificate Holders and Lenders to the secured lenders the ("GCSI Lenders") of Gas Compression Services, Inc. ("GCSI") and other related persons identified on Schedule 1 hereto;

                  (c) the Lessee shall have delivered on September 13, 2000 a copy of the agreement by which the Lessee has agreed to acquire GCSI and written confirmations from each of the GCSI Lenders (other than the Industrial Revenue Bonds and the Bank One line of credit) of the amounts required to pay off and discharge all of the amounts owed by GCSI to such GCSI Lender upon the closing of the Lessee's acquisition of GCSI, each such agreement and letter certified as true and correct by Lessee; and

                  (d) the Lessee shall have completed its acquisition of GCSI concurrently with the First Proposed Funding.

         3. The Lessee shall deliver on or before October 13, 2000 (a) lien searches that satisfy, but for the date of delivery, the requirements of Section 3.1(b)(xv) of the Participation Agreement with respect to the Subject Items and
(b) lien searches in the name of GCSI that satisfy, but for the date of delivery and the name of the party searched, the requirements of Section 3.1(b)(xv) of the Participation Agreement with respect to each jurisdiction in which GCSI or any Subject Item is located.

         4. The Lessee shall cause any Lien of any GCSI Lender on any Subject Item to be discharged or released on or at the time of the First Proposed Funding.

         5. Notwithstanding any provision in the Operative Documents to the contrary but subject to the requirements of Section 4 hereof, the Lessee agrees to cause any Lien on any Subject Item that is not a Permitted Lien to be released within ten Business Days of the Lessee's receipt of written notice thereof.



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         6. The parties hereto agree that if the First Proposed Funding occurs on a date other than September 29, 2000, the first LIBOR Lease Payment Period for the Subject Items shall, at the option of the Administrative Agent, terminate on September 29, 2000 or the last LIBOR Banking Day of October 2000.

         7. With respect to a proposed funding under the Participation Agreement on September 29, 2000 (the "Second Proposed Funding"), the parties hereto agree that, provided all of the conditions precedent under the Participation Agreement have been satisfied for such funding, such funding may occur on September 29, 2000, notwithstanding the occurrence of the First Proposed Funding.

         8. Lessee agrees that any failure to comply with the covenants set forth in Sections 3, 4 or 5 herein shall constitute a Lease Event of Default.

         9. This Waiver and Agreement is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision (or of any provision beyond the specific waivers granted herein with respect to such provision) of the Participation Agreement or any other Operative Document or with respect to any fundings other than the First Proposed Funding or the Second Proposed Funding.

         10. The Trust Company is signing this Waiver and Agreement solely in its capacity as Trustee under the Trust Agreement on behalf of the Lessor and not in its individual capacity and in no case shall Trust Company (or any entity acting as successor Trustee under the Trust Agreement) be personally liable for or on account of any to the statements, representations, warranties, covenants or obligations stated to be those of Lessor hereunder; provided, however, that Trust Company (or any such successor Trustee) shall be personally liable hereunder for any claims or liabilities resulting from or arising out of the matters expressly set forth in Section 12.15 of the Participation Agreement

         11. This Waiver and Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be delivered to the Lessee and the Administrative Agent.

         12. THIS WAIVER AND AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

         13. This Waiver and Agreement shall become effective on the date (the "Waiver Effective Date") when Guarantor, the Lessee, the Lessor, the Majority Certificate Holders and the Majority Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at its notice office.


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         14. Each of the undersigned Certificate Holders hereby instructs the
Lessor to execute and deliver this Amendment.


                                     * * *

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         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Waiver and Agreement to be duly executed and delivered as of the date first above written.

                           UNIVERSAL COMPRESSION HOLDINGS, INC.


                           By: /s/ RICHARD W. FITZGERALD
                              ------------------------------------------------
                              Name:  Richard W. FitzGerald
                              Title: Senior Vice President and Chief Financial
                                     Officer


                           UNIVERSAL COMPRESSION, INC.


                           By: /s/ RICHARD W. FITZGERALD
                              ------------------------------------------------
                              Name:  Richard W. FitzGerald
                              Title: Senior Vice President and Chief Financial
                                     Officer



                           BANKERS TRUST COMPANY,
                                 Individually as  a Lender, as Administrative
                                 Agent, and as Collateral Agent


                           By: /s/ MARCUS M. TARKINGTON
                              ------------------------------------------------
                              Name:  Marcus M. Tarkington
                              Title: Director


                           FIRST UNION NATIONAL BANK,
                                 as  a Lender and as a Certificate Holder


                           By: /s/ ROBERT R. WETTEROFF
                              ------------------------------------------------
                              Name:  Robert R. Wetteroff
                              Title: Senior Vice President


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                           BANK ONE, N.A.,
                              as a Lender


                           By: /s/ J. CHARLES FREEL, JR.
                              ------------------------------------------------
                              Name:  J. Charles Freel, Jr.
                              Title: First Vice President


                           BANK OF NOVA SCOTIA,
                              as a Lender


                           By: /s/ FCH ASHBY
                              ------------------------------------------------
                              Name:  FCH Ashby
                              Title: Senior Manager Loan Operations


                           WELLS FARGO,
                              as a Lender


                           By: /s/ SPENCER SMITH
                              ------------------------------------------------
                              Name:  Spencer Smith
                              Title: Vice President


                           NATIONAL CITY BANK OF KENTUCKY,
                              as a Lender



                           By: /s/ SCOTT L. BREWER
                              ------------------------------------------------
                              Name:  Scott L. Brewer
                              Title: Assistant Vice President



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                           DEUTSCHE BANK AG, NEW YORK BRANCH,
                                 as a Certificate Holder



                           By: /s/ ROBERT F. MARTORANO, JR.
                              ------------------------------------------------
                              Name:  Robert F. Martorano, Jr.
                              Title: Director


                           By: /s/ GENNARO R. D'AGASTINO
                              ------------------------------------------------
                              Name:  Gennaro R. D'Agastino
                              Title: Assistant Vice President


                           WILMINGTON TRUST COMPANY,
                                 not in its individual capacity, but solely as Trustee of Universal Compression Trust (2000-1) under the Trust Agreement dated as of May 25, 2000, as Lessor



                           By: /s/ ROBERT P. HINES, JR.
                              ------------------------------------------------
                              Name:  Robert P. Hines, Jr.
                              Title: Financial Services Officer